                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 30, 2005

                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005, providing for the issuance of
                   Asset-Backed Certificates, Series 2005-WL2)

            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   333-109318
                            (Commission File Number)

  DELAWARE                                  33-0917586
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)

         1400 SOUTH DOUGLASS ROAD, SUITE 100, ANAHEIM, CALIFORNIA 92806
             (Address of principal executive offices, with zip code)

                                 (714) 939-5200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

      On August 30, 2005, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2005-WL2, Asset-Backed Certificates, Series 2005-WL2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-seven classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class III-A1 Certificates", "Class III-A1A Certificates", "Class III-A2 Certificates", "Class III-A3 Certificates", "Class III-A4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates", "Class R-CX Certificates" and "Class R-PX Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool (the "Mortgage Pool") of adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $2,755,716,668.32 as of August 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 25, 2005, (the "Purchase Agreement") between Long Beach and the Depositor. The Depositor, Long Beach, Credit Suisse First Boston LLC and WaMu Capital Corp. (together, Credit Suisse First Boston LLC and WaMu Capital Corp. are the "Underwriters"), as Underwriters, have entered into an Underwriting Agreement dated as of August 5, 2005 for the purchase of Class I-A1 Certificates, the Class I-A2 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class III-A1 Certificates, the Class III-A1A Certificates, the Class III-A2 Certificates, the Class III-A3 Certificates, and the Class III-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, and the Class M-10 Certificates.




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      The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

-------------------------------------------------------------------------------
                         Initial Certificate
                        Principal Balance or
      Class                Notional Amount              Pass-Through Rate
-------------------------------------------------------------------------------
      I-A1                 $280,596,000.00                  Variable
-------------------------------------------------------------------------------
      I-A2                  $70,149,000.00                  Variable
-------------------------------------------------------------------------------
      II-A1                $541,238,000.00                  Variable
-------------------------------------------------------------------------------
      II-A2                $135,310,000.00                  Variable
-------------------------------------------------------------------------------
     III-A1                $325,000,000.00                  Variable
-------------------------------------------------------------------------------
     III-A1A                $47,803,000.00                  Variable
-------------------------------------------------------------------------------
     III-A2                $402,335,000.00                  Variable
-------------------------------------------------------------------------------
     III-A3                $303,698,000.00                  Variable
-------------------------------------------------------------------------------
     III-A4                 $28,174,000.00                  Variable
-------------------------------------------------------------------------------
       M-1                 $144,675,000.00                  Variable
-------------------------------------------------------------------------------
       M-2                  $84,049,000.00                  Variable
-------------------------------------------------------------------------------
       M-3                  $55,114,000.00                  Variable
-------------------------------------------------------------------------------
       M-4                  $41,336,000.00                  Variable
-------------------------------------------------------------------------------
       M-5                  $41,336,000.00                  Variable
-------------------------------------------------------------------------------
       M-6                  $37,202,000.00                  Variable
-------------------------------------------------------------------------------
       M-7                  $34,446,000.00                  Variable
-------------------------------------------------------------------------------
       M-8                  $28,935,000.00                  Variable
-------------------------------------------------------------------------------
       M-9                  $27,557,000.00                  Variable
-------------------------------------------------------------------------------
      M-10                  $22,046,000.00                  Variable
-------------------------------------------------------------------------------
       B-1                  $27,557,000.00                  Variable
-------------------------------------------------------------------------------
       B-2                  $28,935,000.00                  Variable
-------------------------------------------------------------------------------
       B-3                  $26,179,000.00                  Variable
-------------------------------------------------------------------------------
        C                  ~$22,046,568.32                  Variable
-------------------------------------------------------------------------------
        P                      $100.00                        N/A
-------------------------------------------------------------------------------
        R                      100.00%                        N/A
-------------------------------------------------------------------------------
      R-CX                     100.00%                        N/A
-------------------------------------------------------------------------------
      R-PX                     100.00%                        N/A
-------------------------------------------------------------------------------


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


-------------------------------------------------------------------------------
                         Initial Certificate
                         Principal Balance or
       Class               Notional Amount              Pass-Through Rate
-------------------------------------------------------------------------------
       R-PX                    100.00%                        N/A
-------------------------------------------------------------------------------

          The Class I-A1 Certificates, the Class I-A2 Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class III-A1 Certificates, the Class III-A1A Certificates, the Class III-A2 Certificates, the Class III-A3 Certificates, and the Class III-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 10, 2004, and the Prospectus Supplement, dated August 25, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

            (a)    Not applicable

            (b)    Not applicable

            (c)    Exhibits

      Exhibit No.                           Description
      -----------                           -----------
          4.1 Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-WL2 Certificates.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONG BEACH SECURITIES CORP.


Date: September 14, 2005                    By:    /s/ James Mark
                                               ---------------------------------
                                            Name:  James Mark
                                            Title: Authorized Officer

                                Index to Exhibits
                                -----------------

                                                                 Sequentially
      Exhibit No.                    Description                 Numbered Page
      -----------                    -----------                 -------------
         4.1              Pooling and Servicing Agreement,             8
                          dated as of August 1, 2005, by and
                          among Long Beach Securities Corp.
                          as Depositor, Long Beach Mortgage
                          Company as Master Servicer and
                          Deutsche Bank National Trust
                          Company as Trustee, relating to
                          the Series 2005-WL2 Certificates.


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